CONSENT OF INDEPENDENT AUDITORS


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EXHIBIT 23


               Consent of Ernst & Young LLP, Independent Auditors
               --------------------------------------------------

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-29136) pertaining to the CSX Corporation Capital Builder Plan of our report dated June 23, 2000, with respect to the financial statements of the CSX Corporation Capital Builder Plan included in this Transition Report (Form 11-K) for the three months ended December 31, 1999.



                              /s/ ERNST & YOUNG LLP



Jacksonville, Florida
June 23, 2000


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